UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report  (Date of earliest event report):   November 27, 2006

    Palmetto Real Estate Trust
(Exact name of registrant as specified in its charter)

    South Carolina
(State or other jurisdiction of incorporation)

000-00179	57-0405064
(Commission File Number)	(I.R.S. Employer Identification No.)

45 Liberty Lane, Greenville, South Carolina (Address of principal executive offices)	29607 (Zip Code)

(864) 233-6007
(Registrant's telephone number, including area code):

    Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events

At a special shareholders meeting held on November 27, 2006, the shareholders of Palmetto Real Estate Trust (the “Trust”) approved certain amendments to the Declaration of Trust which will permit the Trust to go private by redeeming shares of beneficial interest held by shareholders owning fewer than 1,000 shares at $5.50 per share.  At a Board of Trustees meeting held on the same date, the Board decided to proceed with the going private transaction which the Trust anticipates will be completed in early January 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO REAL ESTATE TRUST By: /s/ William J. Ables Name: William J. Ables Title: Chief Executive Officer

Dated: November 29, 2006

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